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                                                            Exhibit 10.5
                                                            ------------



                FIRST AMENDMENT TO PLEDGE AND SECURITY AGREEMENT


          THIS FIRST AMENDMENT TO PLEDGE AND SECURITY AGREEMENT (the "Amendment"), dated as of July 6, 2001, is made and entered into by and between Webb Interactive Services, Inc. (the "Pledgor") and France Telecom Technologies Investments f/k/a France Telecom Technologies (the "Pledgee").

                                    Recitals
                                    --------

          A. The Pledgor and Pledgee are parties to a Pledge and Security Agreement dated as of May 2, 2001 (the "Pledge"), which secures the Pledgor's guaranty of all of the payment and performance covenants, agreements and obligations contained in the Note Purchase Agreement dated as of May 2, 2001, as amended by the First Amendment to Note Purchase Agreement of even date herewith (the "Purchase Agreement") and all other Transaction Documents (as defined in the Purchase Agreement) pursuant to the Corporate Guaranty (the "Guaranty") dated as of May 2, 2001 from the Pledgor to and in favor of the Pledgee.

          B. The Pledgor, Jabber, Inc. f/k/a Jabber.com, Inc. (the "Company") and the Investor entered into the Purchase Agreement in connection with the Investor's proposed investment in the Company and the Investor's acquisition of certain capital stock of the Company as outlined in the Series B Convertible Preferred Stock Summary of Terms (the "Summary of Terms").

          C. The Pledgor and the Pledgee desire to amend the Pledge as set forth herein, and to ratify and confirm the Pledge as so amended.

                                   Agreement
                                   ---------

          NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.  Defined Terms.  Capitalized terms used but not defined in this
              -------------
Amendment shall have the meanings given thereto in the Pledge.

          2.  Agreements and Amendments to the Pledge.
              ---------------------------------------

              a. The Company, Webb and the Investor confirm and agree that, for the purposes of clarification and the avoidance of doubt, the defined term "Transaction Document" in the Pledge includes (i) the Purchase Agreement, (ii) the Note, (iii) the Security Agreement, (iv) the Pledge Agreement, (v) the Guaranty, (vi) the Stock Purchase Agreement dated as of
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July 6, 2001 among the Company, Webb and the Investor, (vii) the Stockholders
Agreement dated as of July 6, 2001 among the Company, the Investor and the parties set forth on Schedule A thereto, (viii) the Series A-1 and Series B Convertible Preferred Stock Investor Rights Agreement dated as of July 6, 2001 among the Company and the parties set forth on Exhibit A thereto, (ix) the Amended Certificate of Designation of Series A, (x) the Amended Certificate of Designation of Series B, (xi) the Amended Certificate of Designation of Series C and (xii) all other agreements, documents or instruments executed and delivered by or on behalf of the Company or Webb in connection with the transactions contemplated by any of the foregoing. The parties acknowledge that the Company has changed its corporate name to Jabber, Inc. and that the Investor has changed its corporate name to France Telecom Technologies Investments.

          b. The Pledge is hereby amended by deleting Schedule 1 thereto and substituting therefor the revised Schedule 1 attached hereto as Annex 1.

          c.   The Pledge is hereby amended by deleting the third paragraph of
Section 4 therefrom and substituting the following therefor:

               "The Pledgee shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Shares or any part thereof for any purpose in its sole discretion; provided,
                                                                    --------
               however, unless an Event of Default has occurred, Pledgee agrees
               -------
               that it will not, without the Pledgor's prior written consent, vote any of the Pledged Stock: (i) in favor of any merger, other corporate reorganization, sale of control or any transaction in which all or substantially all of the assets of the Company are sold or (ii) to amend or waive any provision of the Company's certificate of incorporation or bylaws except as contemplated by the Stock Purchase Agreement and (iii) shall vote the Shares for election to the Board of Directors of the Company of the Pledgor's nominees, two members of Board of Directors being designated by the Pledgor and the remaining members (other than the one selected by the Series B Shareholders) of the Board of Directors being designated by the Pledgor following consultation with and good faith consideration of the stated interests of the Pledgee, it being understood that those two nominees are intended to be good, capable and independent persons."

          d. The Pledge is hereby amended by deleting clause (b) from Section 7 and re-designating clause (c) therein as clause (b) and re-designating clause
(d) therein as clause (c).

          e. The Pledge is hereby amended by deleting Section 11 therefrom and substituting the following therefor:

                         "11.  Termination.  Notwithstanding the payment in full
                               -----------
               of the principal and accrued interest under the Note, this Agreement may not be cancelled and shall not be terminated, and this Agreement remains in full force and effect, until the later of (A) the payment in full of the principal and interest on the Note, and (B) the expiration of the term of the

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               Guarantor's obligations with respect to the representations, warranties, covenants and indemnifications set forth in Section 6 of the Stock Purchase Agreement (the "Section 6 Term"), or, if there are any outstanding demands, claims, causes of action or assessments which have been asserted against the Guarantor prior to the termination of the Section 6 Term, following resolution of all such demands, claims, causes of action or assessments."

     3.   Representations and Warranties.
          ------------------------------

          a. The Pledgor hereby remakes and restates each of the representations and warranties of such party in the Pledge effective as of the date of this Amendment, which representations and warranties are incorporated herein by reference as if fully set forth.

          b. The Pledgor hereby further represents and warrants that this Amendment has been duly authorized, executed and delivered by the Pledgor, and that this Amendment is binding upon and enforceable against the Pledgor in accordance with its terms.

     4.   Miscellaneous Provisions.
          ------------------------

          a. This Amendment is an amendment to the Pledge, and the Pledge as amended by this Amendment is hereby ratified, approved and confirmed in each and every respect, and the parties hereto agree that the Pledge remains in full force and effect in accordance with its terms. The Pledgor agrees and confirms that the Pledge, as amended hereby, secures the payment of principal and interest on the Note and the Pledgor's complete performance of the covenants, agreements and obligations (monetary, performance or otherwise) contained in
Section 6 of the Stock Purchase Agreement. Nothing contained herein shall be construed to deem paid the Note or to release or terminate, in whole or in part, the Security Agreement, this Pledge or the Guaranty or any lien, pledge or security interest granted pursuant thereto. All references to the Pledge in each of the Transaction Documents and in any other document or instrument shall hereafter be deemed to refer to the Pledge as amended hereby.

          b. This Amendment shall be governed by and construed in accordance with the laws of the State of Colorado, excluding that body of law relating to conflict of laws.

          c. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          d. The execution, delivery and effectiveness of this Amendment shall not operate or be deemed to operate as a waiver of any rights, powers or remedies of the Investor under the Pledge or any other Transaction Document or constitute a waiver of any provision thereof.

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          e.  This Amendment shall be binding upon and inure to the benefit of the Pledgor and the Pledgee, and their respective successors and assigns permitted by the Pledge.

                [ Remainder of this page intentionally blank ]

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.


                                     PLEDGOR:

                                     WEBB INTERACTIVE SERVICES, INC.

                                     By: /s/ Gwenael Hagan
                                         ---------------------------------
                                     Name: Gwenael Hagan
                                     Title: Senior Vice President, Corporate
                                            Development


                                     PLEDGEE:

                                     FRANCE TELECOM TECHNOLOGIES INVESTISSEMENTS

                                     By: /s/ Eric Cozanet
                                         ---------------------------------
                                     Name: Eric Cozanet
                                     Title: Chief Executive Officer

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                                    Annex 1
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                      Revised Schedule 1 attached hereto

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